Other Long-term Liabilities	12 Months Ended
Dec. 31, 2015
Other Long-term Liabilities [Abstract]
Other Long-term Liabilities
Note 10 — Other Long-term Liabilities

Other long-term liabilities are comprised of the following obligations.

	December 31,
	2015	2014
Asset retirement obligations	$70.4	$57.3
Mandatorily redeemable preferred interests	82.9	—
Deferred revenue and other	26.9	6.0

Total long-term liabilities	$180.2	$63.3

Asset Retirement Obligations

The Partnership’s asset retirement obligations (“ARO”) primarily relate to certain gas gathering pipelines and processing facilities, and are included in the consolidated balance sheets as a component of other long-term liabilities. The changes in ARO are as follows:

	2015	2014
Beginning of period	$57.3	$50.9
Fair value of ARO acquired with APL merger	4.0	—
Change in cash flow estimate	3.8	2.1
Accretion expense	5.3	4.5
Retirement of ARO	—	(0.2)

End of period	$70.4	$57.3

Mandatorily Redeemable Preferred Interests (See Note 4 – Business Acquisitions)

Our consolidated financial statements include our interest in two joint ventures that, separately, own a 100% interest in the WestOK natural gas gathering and processing system and a 72.8% undivided interest in the WestTX natural gas gathering and processing system. Our partner in the joint ventures holds preferred interests in each joint venture that are redeemable: (i) at our or our partner’s election, on or after July 27, 2022; and (ii) mandatorily, in July 2037.

The joint ventures, collectively, hold $1.9 billion face value in notes receivable from our partner, which are due July 2042. The interest rate payable under the notes receivable is a variable LIBOR-based rate. For the period ending on December 31, 2015, interest earned on the notes receivable of $8.9 million, exclusive of the priority return payable to our partner, is reflected within Interest expense, net on our Consolidated Statements of Operations. We have accounted for the notes receivable at fair value. Upon redemption: (i) the distributable value of our partner’s interest in each joint venture is required to be adjusted by mutual agreement or under a valuation procedure outlined in each joint venture agreement based, among other things, on changes in the market value of the joint venture’s assets allocable to our partner (including the value of the notes receivable); and (ii) the parties are obligated to set off the value of the notes receivable from our partner against the value of our partner’s interest in the applicable joint venture. For reporting purposes under GAAP, an estimate of our partner’s interest in each joint venture is required to be recorded as if the redemption had occurred on the reporting date. Our estimate was not derived using the explicit valuation procedures required under the joint venture agreements which, at the earliest, would be required in 2022 and, as such, the actual value of our partner’s allocable share of each joint venture’s assets may differ from our estimate.

The aggregate fair values of the notes receivable and the estimated redemption values of our partner’s interest in the joint ventures as of the reporting date are presented on the Consolidated Balance Sheets on a net basis as Other long-term liabilities of $82.9 million as of December 31, 2015. Aggregate changes in the fair values of the notes receivable and the estimated redemption value of the mandatorily redeemable preferred interests in the WestTX and WestOK joint ventures resulted in income of $30.6 million within interest expense, net on the Consolidated Statement of Operations for the year ended December 31, 2015.

The following table shows the changes in long-term liabilities attributable to mandatorily redeemable preferred interests:

Liability attributable to mandatorily redeemable preferred interests
Balance at December 31, 2014	$—
Acquired mandatorily redeemable preferred interests	109.3
Income attributable to mandatorily redeemable preferred interests	2.8
Other activity, net	1.4
Change in estimated redemption value	(30.6)

Balance at December 31, 2015	$82.9

Deferred Revenue and Other

Deferred revenue and other includes consideration received in a 2015 amendment to a gas gathering and processing agreement which requires future performance by Targa. The consideration paid for the contract amendment will require future performance by Targa which has resulted in the deferred revenue. The deferred revenue will be recognized on a straight-line basis through the end of the agreement’s term in 2030. As of December 31, 2015, the balance of deferred revenue is $21.1 million. For the year ended December 31, 2015, we recognized approximately $1.4 million of revenue for this transaction. See Note 22 – Supplemental Cash Flow Information.